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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)    July 22, 1996
                                                 -------------------------------


                         GLOBAL NATURAL RESOURCES INC.
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 New Jersey                          0-11307                   93-0835865
- --------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
  Of Incorporation)                  File Number)            Identification No.)

 5300 Memorial Drive, Suite 800, Houston Texas                      77007
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code    (713) 880-5464
                                                   -----------------------------





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Item 5.          OTHER EVENTS.

                 On July 22, 1996, Seagull Corporation ("Seagull"), GNR Merger Corporation, a wholly-owned subsidiary of Seagull ("Merger Sub"), and Global Natural Resources Inc. (the "Company") executed and delivered an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub shall merge with and into the Company (the "Merger"). If the Merger is consummated, each share of the Company's Common Stock, par value $1.00 (the "Global Shares"), shall be converted into such number of shares of fully paid and nonassessable voting common stock, par value $.10 per share, of Seagull ("Seagull Common Stock") equal to the Common Stock Exchange Ratio. The "Common Stock Exchange Ratio" shall be determined as follows: (i) if the Seagull Transaction Value is equal to or greater than $27.50, then the Common Stock Exchange Ratio shall be equal to .72, (ii) if the Seagull Transaction Value is equal to or less than $22.50, then the Common Stock Exchange Ratio shall be equal to .88 and (iii) if the Seagull Transaction Value is less than $27.50 and greater than $22.50, the Common Stock Exchange Ratio shall be determined by linear interpolation between .72 and .88. The term "Seagull Transaction Value" shall mean the closing sales price of Seagull Common Stock, rounded to four decimal places, as reported under "NYSE Composite Transaction Reports" in The Wall Street Journal for each of the first 20 consecutive trading days in the period commencing 25 trading days prior to the date of the Company's shareholder meeting to vote upon the proposed merger.

                 The Merger Agreement was approved by Seagull's and the Company's Boards of Directors.





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                 The Merger is intended to constitute a reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a "pooling of interests" for financial accounting purposes.

                 The Merger transactions are subject to the approval of the stockholders of the Company and Seagull and requisite regulatory approvals. The Merger is expected to be submitted to the stockholders of the Company in October, 1996. The Merger is also subject to several other material conditions.

                 The Company has amended its Amended and Restated Rights Agreement dated as of September 28, 1993 between the Company and Registrar and Transfer Company to provide that the Merger will not trigger the issuance of Rights under, or any other provision of, such Amended and Restated Rights Agreement.

Item 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      EXHIBITS

                 1.1 Agreement and Plan of Merger by and among Seagull Energy Corporation, GNR Merger Corporation and Global Natural Resources Inc. dated as of July 22, 1996.

                 1.2      Press Release dated July 22, 1996.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.




                                          GLOBAL NATURAL RESOURCES INC.




Dated:  July 30, 1996                     By:  /s/ Robert F. Vagt
                                             ---------------------------------
                                               Robert F. Vagt
                                               Chairman, President and
                                               Chief Executive Officer







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                                 EXHIBIT INDEX




                                              SEQUENTIALLY NUMBERED PAGE
                                              --------------------------


1.1      Agreement and Plan of Merger by and                6
         among Seagull Energy Corporation,
         GNR Merger Corporation and Global
         Natural Resources Inc. dated as of
         July 22, 1996.


1.2      Press Release dated July 22, 1996.                69




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